Exhibit 99.1

Company Contact:	Investor Relations Contact:
Mr. Colman Cheng, Chief Financial Officer	Elaine Ketchmere, COO
China Nutrifruit Group Limited	CCG Investor Relations
Tel: + 852 9039 8111	Tel: +1-310-954-1345 (LA office)
Email: zsj@chinanutrifruit.com	Email: elaine.ketchmere@ccgir.com
Website: www.chinanutrifruit.com	Website: www.ccgirasia.com

Mr. Crocker Coulson, President
Tel: +1-646-213-1915 (NY office)
Email: crocker.coulson@ccgir.com

China Nutrifruit Announces Resignation of a Director

Daqing, Heilongjiang Province, China – January 4, 2012 China Nutrifruit Group Limited (NYSE Amex: CNGL) (“China Nutrifruit” or “the Company”), a leading producer of premium specialty fruit based products in China (“PRC”), today announced that Mr. William P. Haus has resigned from the Company’s board of directors (“the board”), effective December 29, 2011.

Mr. Haus’ resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Haus previously also served as chairman of the compensation committee of the board. The Company is actively searching for a candidate with similar expertise and experience to fill in the vacancy.

About China Nutrifruit Group Limited

Through its subsidiaries Daqing Longheda Food Company Limited and Daqing Senyang Fruit and Vegetable Food Technology Company Limited, China Nutrifruit, is engaged in developing, processing, marketing and distributing a variety of food products processed primarily from premium specialty fruits grown in Northeast China, including golden berry, crab apple, blueberry, seabuckthorn, blackcurrant and raspberry. Its processing facility possesses ISO9001 and HACCP series qualifications. Currently, the Company has established an extensive nationwide sales and distribution network throughout 18 provinces in China. For more information, please visit http://www.chinanutrifruit.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act"”). Such statements include, among others, those concerning our expected financial performance in fiscal year 2012, new products, our new facility, technical update and capacity expansion, and its expected impact on the Company’s business and financial performance, our expectations regarding the market for our existing products and new products, our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results of the Company to differ materially from those anticipated, expressed or implied in the forward-looking statements. The words “believe,” “expect,” “anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those anticipated include risks related to new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; any of the factors mentioned in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended March 31, 2011, and other risks and uncertainties mentioned in our other reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

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